SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 20, 2001


                     Tangible Asset Galleries, Inc.
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       (Exact name of registrant as specified in its charter)


                               Nevada
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           (State or other jurisdiction of incorporation)


         0-21271                                      88-0396772
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(Commission File Number)                   (IRS Employer Identification No.)




                   3444 Via Lido, Newport Beach, CA 92663
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               (Address of principal executive  offices) (Zip Code)

Registrant's telephone number, including area code: (949) 376-2660


                                 N/A
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          (Former name or former address, if changed since last report)

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     As of July 20, 2001, the Board of Directors of the registrant, Tangible Asset Galleries, Inc. (the "Company") determined that it was in the best interests of the Company to change its fiscal year end from December 31 to June
30. As such, pursuant to Rule 13a-10 of the Securities Exchange Act of 1934, the Company will file a Transitional Report covering the six months ended June 30, 2001 on Form 10-KSB within 90 days of the end of its new fiscal year end (June 30, 2001) in lieu of a Quarterly Report on Form 10-QSB for the three months ended June 30, 2001.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 3, 2001                   TANGIBLE ASSET GALLERIES, INC.


                                        By:/s/  Michael R. Haynes
                                        -------------------------
                                        Michael R. Haynes
                                        President and Chief Financial Officer